EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE: FRISBY TECHNOLOGIES, INC., Debtor.	) ) ) ) ) )	CASE NO. B-03-50158C-11W

SECOND MONTHLY REPORT OF DEBTOR-IN-POSSESSION
FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003

      NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period February 1, 2003 through February 28, 2003.

I. REPORT OF ACTIVITIES

      1.     On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

      2.     Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

      3.     On February 3, 2003, the Debtor filed a Supplement to Motion to Sell Steele Operating Division to Sandra Steele.

      4.     On February 6, 2003, the Court entered an Order Granting Motion to Sell Steele Operation Division to Sandra Steele for $145,000, and granting that Order approving sale become effective and not stayed for 10 days in accordance with Bankruptcy rule 6004(g) and further ordering that Sandra Steele, or her assigns, is entitled to all rights allowable under 11 USC 363. The Court also entered an Order authorizing that the sale of the Steele Division be free of any liens, with liens being transferred to proceeds of the sale.

      5. On February 7, 2003, Alan D. McInnes filed a Notice of Appearance and Request for Service, and a rule 2019 statement, on behalf of DAMAD Holding AG and Bluwat AG.

      6.     On February 18, 2003, Creditor Doug Clark filed a request for Notices.

      7.     On February 19, 2003, Amos R. Kearns filed consultant’s report.

      8.     On February 19, 2003 Amos R. Kearns filed an Application for Compensation in the amount of $253.65 and Expenses of $7.75.

      9.     On February 21, 2003, Thomas W. Waldrep filed a Notice of Appearance and Request for Service on behalf of Big Bang Products L.L.C.

      10.     On February 24, 2003, the Court entered an Ex Parte Order authorizing the Debtor and Freudenberg Vliesstoffe KG to continue with Assignment Agreement upon the terms set forth in Orders dated January 17, 2003 and January 29, 2003, with parties to have 5 days to object in writing to a particular order being assigned and if no objections are timely received then said order may be assigned pursuant to terms of the Agreement.

      11.     On February 24, 2003 the Court entered an Order Granting the Debtor’s Motion to Extend time to and including February 28, 2003 to notify all Equity Security Holders of its Chapter 11 filing.

      12.     On February 24, 2003, the Debtor filed a letter correcting the tax I.D. number.

      13.     On February 24, 2003, Michael F. McGrath filed a Notice of Appearance and Request for Service on behalf of Minnesota Mining and Manufacturing Company.

      14.     On February 25, 2003, the first meeting of creditors was rescheduled to April 8, 2003 at 10:00 a.m.

      15.     On February 25, 2003, the Unsecured Creditors Committee filed an Application to Employ Stephani W. Humrickhouse as local counsel.

      16.     On February 26, 2003, the Debtor filed an Application, to Employ Peter A. Zorn and the firm of Womble Carlyle Sandridge and Rice as special counsel to assist in ongoing litigation matters.

      17.     On February 27, 2003, Linda Boyle filed a request for notices on behalf of Time Warner Telecom, Inc.

      18.     On February 28, 2003, the Court entered an Order Granting Motion that Equity Security Holders of Frisby be noticed subject to provisions as set forth by the Court.

      19.     Currently Mark Gillis, Chief Restructuring Officer, is negotiating with several parties, subject to confidentiality agreements, concerning the purchase of some or all of the Debtor’s assets.

II. SUMMARY OF OPERATIONS

      Statement of Cash Receipts and Disbursements During February 1, 2003 through February 28, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

      THIS the 25th day of March, 2003.

/s/ Dirk W. Siegmund

DIRK W. SIEGMUND
Attorney for Debtor
North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT
Post Office Box 3324
Greensboro, North Carolina 27402
Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

		Amount	Amount

1.	Cash balance from previous month’s report (a)		$49,306

2.	Total cash receipts		186,046
3.	Cash disbursements:

	Bank Name	Account No.	Disbursements

	Bank of America	683 508 534	$167,774.46
	Bank of America	683 508 987	15.75
	Bank of America DIP	375 551 6875	—
	Total cash disbursements		167,790

4.	Monthly cash surplus/(deficit)	[Item 2 minus item 3 total]	18,256

5.	Ending cash balance	[Item 1 plus item 4]	$67,562

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.
B.	You must include the total disbursements from each and every account.
C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.
D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	683 508 534	General Fund	$65,142
Bank of America	683 508 987	General Fund – EC	2,420

		Total bank balance	$67,562

*     This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached
	Total amount of post-petition debts remaining unpaid	$179,187

Part D:

CERTIFICATIONS

1.	Yes	All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)

2.	Yes	Adequate insurance is currently paid and in force.

3.	Yes	New financial books and records were opened as of the petition date. They are being maintained monthly and are current.

4.	Yes	New DIP bank accounts were opened at an approved depository and are reconciled.

5.	Yes	All administrative expenses [post-petition obligations] other than taxes are current.

6.	No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.

7.	Yes	The only transfers of property made during this period were transfers which were in the ordinary course of business.

8.	Yes	Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.	Yes	A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

      List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

		Amount	Amount	Amount
Name	Period	Requested	Allowed	Paid

ABTV	1/13 – 2/28	45,432	45,432	45,432

Ivey, McClellan, Gatton
& Talcott *	1/17 – 2/28	81,334	81,334	81,334

*     Note that these funds have been paid to Ivey, McClellan, Gatton & Talcott’s trust account and will remain there until such time as fee applications for professionals have been approved by order of the bankruptcy court.

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

      Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

The Debtor continues to pursue numerous strategic options including the sale of some or all if its assets. In addition, the Debtor has developed a standalone business plan to potentially work in conjunction with a sale of certain specified assets. At this time, the Debtor has not yet begun drafting the disclosure statement and plan of reorganization documents. The Debtor anticipates filing these documents within its exclusivity period. The Debtor also anticipates selling certain assets through a bankruptcy auction. The procedures governing the auction are currently in the process of being drafted and will likely be submitted to the court within the next 30 to 45 days.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

		Amount

1.	Net sales	80,559
2.	Cost of goods sold	73,733

3.	Gross margin (Item 1 minus 2)	6,826
4.	Sales, general, & administrative expenses	240,776

5.	Net income (loss) (Item 3 minus 4)	(233,950)

*If a detailed income statement is available, please attach it to the monthly report.

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount

1.	Beginning balance – 2/1/03	298,240
2.	Sales on account	81,462
3.	Collections on account	(35,220)

4.	Ending balance (Item 1 plus item 3)	344,482

STATUS OF COLLECTIONS

Amount

Current to 30 days	54,561
31 to 60 days	(24,298)
61 to 90 days	64,057
91 to 120 days	8,926
121 days and older	241,236

TOTAL:	344,482

SUMMARY OF INVENTORY

		Amount

1.	Beginning balance	484,614
2.	Ending balance	480,744

3.	Net change in inventory (Item 1 minus item 2)	(3,870)

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

      Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

ASSETS
CURRENT ASSETS
Cash
Account Receivable (Net)
Other Receivables
Inventories
Prepaid Expenses
Total Current Assets
FIXED, LONG TERM AND OTHER ASSETS
Land
Fixed Assets
Accumulated Depreciation on Fixed Assets
Other Assets-Net
Total Fixed, Long Term and Other Assets
TOTAL ASSETS
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable
Notes Payable
Salaries Payable
Payroll Taxes Payable
Total Current Liabilities

LONG TERM LIABILITIES
Pre-Petition Liabilities
Post-Petition Liabilities
Total Long Term Liabilities
TOTAL LIABILITIES
SHAREHOLDERS’ EQUITY
Stock (investment in company)
Retained Earnings
Total Shareholders’ Equity
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY

      I declare under penalty of perjury that the information contained in this Monthly Report for the month of February, 2003 is true and correct to the best of my knowledge and belief.

      This the 25th day of March, 2003.

FRISBY TECHNOLOGIES, INC

/s/ Mark D. Gillis Mark D. Gillis, Chief Restructuring Officer

      Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

      This the 25th day of March, 2003.

/s/ Dirk W. Siegmund
Dirk W. Siegmund, Esq.
Attorney for Debtor

FRISBY TECHNOLOGIES, INC.
Receipts and Disbursements — February 1 - February 28, 2003

Cash Balance — February 1, 2003	49,306
Receipts
DIP Revolver	—
Collection on A/R	35,358
Proceeds from Asset Sales/Other	150,688

Total Receipts	186,046

Disbursements	—
Raw Material Disbursements	13,870
Freight/Fed Ex/UPS	1,127
Total Gross Payroll — Includes All Taxes	32,550
401-K Funding (EE withholdings)	4,848
Sales Commissions & Travel	3,191
Insurance — Medical, General & Auto	8,307
Factory/Facilities Expenses (Leases)	4,257
Utilities/Telephone	3,227
Travel & Expense Reimbursements	—
Professional Fees and Expenses	61,334
ABTV Fees	30,288
Interest/Debt Payments and Fees	181
Miscellaneous Expenses/Deposits	4,609

Total Disbursements	167,790

Cash Flow from Operations	18,256

Cash Balance — February 28, 2003	67,562

UNAUDITED

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User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/2 Ending: 02/28/03

Page: 1
Date: 03/11/03
Time: 6:06 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CR-210	02/05/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02052003 OMNIPEL TECHNOLO	3,242.47	0.00
			01-1100-00	Accounts Receivable	Ck:W-02052003 OMNIPEL TECHNOLO	0.00	861.85
			01-1100-00	Accounts Receivable	Ck:W-02052003 OMNIPEL TECHNOLO	0.00	26.20
			01-1100-00	Accounts Receivable	Ck:W-02052003 OMNIPEL TECHNOLO	0.00	2,310.80
			01-1100-00	Accounts Receivable	Ck:W-02052003 OMNIPEL TECHNOLO	0.00	43.62
					Journal Entry Total:	3,242.47	3,242.47
CR-238	02/11/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2469 REDA SPORTS EXPRESS	638.40	0.00
			03-1100-00	Accounts Receivable	Ck:2469 REDA SPORTS EXPRESS	0.00	638.40
			01-1025-00	Cash - Bank of America	Ck:2835 MBrowning reimburse UP	10.03	0.00
			01-3003-01	Freight Revenue-G&A	Ck:2835 MBrowning reimburse UP	0.00	10.03
			01-1025-00	Cash - Bank of America	Ck:2843 MBrowning reimburse UP	36.40	0.00
			01-3003-01	Freight Revenue-G&A	Ck:2843 MBrowning reimburse UP	0.00	36.40
			01-1025-00	Cash - Bank of America	Ck:845127 BB&T Blue Ridge Cred	415.00	0.00
			01-6370-01	Insurance Expense - General-G&	Ck:845127 BB&T Blue Ridge Cred	0.00	415.00
					Journal Entry Total:	1,099.83	1,099.83
CR-240	02/11/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02102003 Steele & Assoc.	144,957.50	0.00
			01-6800-00	(Gain) Loss on Asset Sales	Ck:W-02102003 Steele & Assoc.	0.00	144,957.50
					Journal Entry Total:	144,957.50	144,957.50
CR-241	02/11/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-2565 G Frisby Med500.94 D	586.48 *	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2565 G Frisby Med500.94 D	0.00	586.48
					Journal Entry Total:	586.48	586.48
CR-281	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-574 Southern Exposure Bu-	225.67	0.00
			01-1100-00	Accounts Receivable	Ck:D-574 Southern Exposure Bu-	0.00	225.67
					Journal Entry Total:	225.67	225.67
CR-294	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02062003 OTTO BOCK	13,914.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-02062003 OTTO BOCK	0.00	13,914.00
					Journal Entry Total:	13,914.00	13,914.00
CR-296	02/19/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-297756 Pete Apo Medical P	1,530.92 *	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-297756 Pete Apo Medical P	0.00	1,530.92
					Journal Entry Total:	1,530.92	1,530.92
CR-305	02/19/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-2857 DRussell reimb.Denta	85.54 *	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2857 DRussell reimb.Denta	0.00	85.54
			01-1025-00	Cash - Bank of America	Ck:D-2856 DRussell reimb Aetna	1,227.38 *	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2856 DRussell reimb Aetna	0.00	1,227.38
			01-1025-00	Cash - Bank of America	Ck:W-02192003 MURASPEC LTD.	292.12	0.00
			01-1100-00	Accounts Receivable	Ck:W-02192003 MURASPEC LTD.	0.00	292.12
					Journal Entry Total:	1,605.04	1,605.04
CR-316	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02202003 MURASPEC LTD.	130.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-02202003 MURASPEC LTD.	0.00	130.00
			01-1025-00	Cash - Bank of America	Ck:W-02212003 TOMASONI TOPSAIL	1,275.00	0.00
			01-1140-00	Inter-Company - SET	Ck:W-02212003 TOMASONI TOPSAIL	0.00	1,275.00
					Journal Entry Total:	1,405.00	1,405.00
CR-346	02/26/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02262003 HUMAN TECH PLUS	320.02	0.00
			01-1100-00	Accounts Receivable	Ck:W-02262003 HUMAN TECH PLUS	0.00	200.00
			01-1100-00	Accounts Receivable	Ck:W-02262003 HUMAN TECH PLUS	0.00	120.02
					Journal Entry Total:	320.02	320.02
CR-382	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-2856 MBrowning UPS charge	5.61	0.00
			01-3003-01	Freight Revenue-G&A	Ck:D-2856 MBrowning UPS charge	0.00	5.61
			01-1025-00	Cash - Bank of America	Ck:D-24981 WHITEWATER OUTDOORS	3,465.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-24981 WHITEWATER OUTDOORS	0.00	3,465.00
					Journal Entry Total:	3,470.61	3,470.61
CR-392	02/12/03	2003/2	01-1025-00	Cash - Bank of America	Ck:W-02122003 APRIL SHOWER COR	11,855.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-02122003 APRIL SHOWER COR	0.00	11,855.00
					Journal Entry Total:	11,855.00	11,855.00
CR-402	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:D-MBrownin MBrowning reimbu	35.19	0.00
			01-3003-01	Freight Revenue-G&A	Ck:D-MBrownin MBrowning reimbu	0.00	35.19
					Journal Entry Total:	35.19	35.19
					CR Journal Totals:	184,247.73	184,247.73
					Report Totals:	184,247.73	184,247.73
					ADD - VOIDED CHECKS	5228.65	
					LESS - INS. REIMB (*)	(3430.32)	
					FEB. RECEIPTS	186,046.06	

CASH RECEIPTS
BANK OF AMERICA
000 683 508 534

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User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/2 Ending: 02/28/03

Page: 1
Date: 03/11/03
Time: 6:06 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-217	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9498 FISH & RICHARDSON	0.00	699.00
			01-2031-00	Accts Payable - Post Petition	Ck:9498 FISH & RICHARDSON	699.00	0.00
					Journal Entry Total:	699.00	699.00
CD-218	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9499 HESS LANDSCAPES, INC.	0.00	80.00
			01-2031-00	Accts Payable - Post Petition	Ck:9499 HESS LANDSCAPES, INC.	80.00	0.00
					Journal Entry Total:	80.00	80.00
CD-219	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9500 Ivey,McClellan,Gatton	0.00	10,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:9500 Ivey,McClellan,Gatton	10,000.00	0.00
					Journal Entry Total:	10,000.00	10,000.00
CD-220	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9501 Ohio Child Support Pay	0.00	254.80
			01-2030-00	Accounts Payable	Ck:9501 Ohio Child Support Pay	127.40	0.00
			01-2030-00	Accounts Payable	Ck:9501 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-221	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9502 Taylor Maid	0.00	200.00
			01-2031-00	Accts Payable - Post Petition	Ck:9502 Taylor Maid	100.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9502 Taylor Maid	100.00	0.00
					Journal Entry Total:	200.00	200.00
CD-222	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9503 WASTE MANAGEMENT	0.00	138.66
			01-2031-00	Accts Payable - Post Petition	Ck:9503 WASTE MANAGEMENT	138.66	0.00
					Journal Entry Total:	138.66	138.66
CD-223	02/07/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9504 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9504 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	7,572.00	7,572.00
CD-224	02/07/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9505 CPI QUALIFIED PLAN CON	0.00	375.55
			01-2031-00	Accts Payable - Post Petition	Ck:9505 CPI QUALIFIED PLAN CON	375.55	0.00
					Journal Entry Total:	375.55	375.55
CD-225	02/07/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9506 Duke Power	0.00	72.56
			01-2031-00	Accts Payable - Post Petition	Ck:9506 Duke Power	72.56	0.00
					Journal Entry Total:	72.56	72.56
CD-236	02/06/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2062003 3M FAS3012	0.00	7,650.00
			01-2031-00	Accts Payable - Post Petition	Ck:2062003 3M FAS3012	7,650.00	0.00
					Journal Entry Total:	7,650.00	7,650.00
CD-266	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9507 ADP, INC	0.00	214.22
			01-2031-00	Accts Payable - Post Petition	Ck:9507 ADP, INC	200.22	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9507 ADP, INC	14.00	0.00
					Journal Entry Total:	214.22	214.22
CD-267	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9508 FEDERAL EXPRESS	0.00	96.42
			01-2031-00	Accts Payable - Post Petition	Ck:9508 FEDERAL EXPRESS	9.19	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9508 FEDERAL EXPRESS	87.23	0.00
					Journal Entry Total:	96.42	96.42
CD-268	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9509 Ivey,McClellan,Gatton	0.00	10,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:9509 Ivey,McClellan,Gatton	10,000.00	0.00
					Journal Entry Total:	10,000.00	10,000.00
CD-269	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9510 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:9510 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9510 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-270	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9511 Overnite	0.00	207.45
			01-2031-00	Accts Payable - Post Petition	Ck:9511 Overnite	207.45	0.00
					Journal Entry Total:	207.45	207.45
CD-271	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9512 Piedmont Natural Gas	0.00	735.55
			01-2031-00	Accts Payable - Post Petition	Ck:9512 Piedmont Natural Gas	735.55	0.00
					Journal Entry Total:	735.55	735.55
CD-272	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9513 Prime Rate Premium Fin	0.00	6,151.49
			01-2030-00	Accounts Payable	Ck:9513 Prime Rate Premium Fin	6,151.49	0.00

Prog: glr15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/2 Ending: 02/28/03

Page: 2
Date: 03/11/03
Time: 6:06 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	6,151.49	6,151.49
CD-273	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9514 SALEM BUSINESS PARK, L	0.00	1,953.13
			01-2031-00	Accts Payable - Post Petition	Ck:9514 SALEM BUSINESS PARK, L	1,953.13	0.00
					Journal Entry Total:	1,953.13	1,953.13
CD-274	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9515 TWIN CITY WAREHOUSES,I	0.00	1,558.26
			01-2031-00	Accts Payable - Post Petition	Ck:9515 TWIN CITY WAREHOUSES,I	25.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9515 TWIN CITY WAREHOUSES,I	1,488.26	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9515 TWIN CITY WAREHOUSES,I	45.00	0.00
					Journal Entry Total:	1,558.26	1,558.26
CD-275	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9516 UNITED PARCEL SERVICE	0.00	34.56
			01-2031-00	Accts Payable - Post Petition	Ck:9516 UNITED PARCEL SERVICE	34.56	0.00
					Journal Entry Total:	34.56	34.56
CD-276	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9517 Verizon	0.00	126.29
			01-2031-00	Accts Payable - Post Petition	Ck:9517 Verizon	126.29	0.00
					Journal Entry Total:	126.29	126.29
CD-277	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2132003 CPI QUALIFIED PLAN	0.00	4,847.71
			01-2031-00	Accts Payable - Post Petition	Ck:2132003 CPI QUALIFIED PLAN	4,847.71	0.00
					Journal Entry Total:	4,847.71	4,847.71
CD-279	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9518 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9518 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	7,572.00	7,572.00
CD-287	02/18/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9519 Damad Holding AG	0.00	180.56
			01-2031-00	Accts Payable - Post Petition	Ck:9519 Damad Holding AG	180.56	0.00
					Journal Entry Total:	180.56	180.56
CD-312	04/26/02	2003/2	01-1025-00	Cash - Bank of America	Ck:8637 Delta Thermal Systems,	90.01 *	0.00
			01-2030-00	Accounts Payable	Ck:8637 Delta Thermal Systems,	0.00	90.01
					Journal Entry Total:	90.01	90.01
CD-313	07/29/02	2003/2	01-1025-00	Cash - Bank of America	Ck:8976 Delta Thermal Systems,	95.26 *	0.00
			01-2030-00	Accounts Payable	Ck:8976 Delta Thermal Systems,	0.00	95.26
					Journal Entry Total:	95.26	95.26
CD-314	10/24/02	2003/2	01-1025-00	Cash - Bank of America	Ck:9271 Delta Thermal Systems,	43.38 *	0.00
			01-2030-00	Accounts Payable	Ck:9271 Delta Thermal Systems,	0.00	43.38
					Journal Entry Total:	43.38	43.38
CD-315	11/13/02	2003/2	01-1025-00	Cash - Bank of America	Ck:9327 Womble Caryle Sandridg	5,000.00 *	0.00
			01-2030-00	Accounts Payable	Ck:9327 Womble Caryle Sandridg	0.00	1,668.08
			01-2030-00	Accounts Payable	Ck:9327 Womble Caryle Sandridg	0.00	258.01
			01-2030-00	Accounts Payable	Ck:9327 Womble Caryle Sandridg	0.00	762.60
			01-2030-00	Accounts Payable	Ck:9327 Womble Caryle Sandridg	0.00	2,311.31
					Journal Entry Total:	5,000.00	5,000.00
CD-321	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9520 ADP, INC	0.00	123.67
			01-2031-00	Accts Payable - Post Petition	Ck:9520 ADP, INC	123.67	0.00
					Journal Entry Total:	123.67	123.67
CD-322	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9521 AETNA U.S. HEALTHCARE	0.00	3,377.45
			01-2031-00	Accts Payable - Post Petition	Ck:9521 AETNA U.S. HEALTHCARE	3,377.45	0.00
					Journal Entry Total:	3,377.45	3,377.45
CD-323	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9522 AETNA U.S. HEALTHCARE	0.00	1,530.92
			01-2031-00	Accts Payable - Post Petition	Ck:9522 AETNA U.S. HEALTHCARE	1,530.92	0.00
					Journal Entry Total:	1,530.92	1,530.92
CD-324	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9523 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9523 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	7,572.00	7,572.00
CD-325	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9524 Bowne	0.00	251.00
			01-2031-00	Accts Payable - Post Petition	Ck:9524 Bowne	251.00	0.00
					Journal Entry Total:	251.00	251.00

Prog: glr15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/2 Ending: 02/28/03

Page: 3
Date: 03/11/03
Time: 6:06 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-326	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9525 Cintas	0.00	57.35
			01-2031-00	Accts Payable - Post Petition	Ck:9525 Cintas	57.35	0.00
					Journal Entry Total:	57.35	57.35
CD-327	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9526 Earthlink / MindSpring	0.00	23.95
			01-2031-00	Accts Payable - Post Petition	Ck:9526 EarthLink / MindSpring	23.95	0.00
					Journal Entry Total:	23.95	23.95
CD-328	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9527 GE FINANCIAL ASSURANCE	0.00	677.53
			01-2031-00	Accts Payable - Post Petition	Ck:9527 GE FINANCIAL ASSURANCE	677.53	0.00
					Journal Entry Total:	677.53	677.53
CD-329	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9528 Ivey,McClellan,Gatton	0.00	20,667.00
			01-2031-00	Accts Payable - Post Petition	Ck:9528 Ivey,McClellan,Gatton	10,000.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9528 Ivey,McClellan,Gatton	10,667.00	0.00
					Journal Entry Total:	20,667.00	20,667.00
CD-330	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9529 JAS Forwarding Inc.	0.00	436.93
			01-2031-00	Accts Payable - Post Petition	Ck:9529 JAS Forwarding Inc.	436.93	0.00
					Journal Entry Total:	436.93	436.93
CD-331	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9530 National Registered Ag	0.00	270.00
			01-2031-00	Accts Payable - Post Petition	Ck:9530 National Registered Ag	270.00	0.00
					Journal Entry Total:	270.00	270.00
CD-332	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9531 NEXTEL COMMUNICATIONS	0.00	126.78
			01-2031-00	Accts Payable - Post Petition	Ck:9531 NEXTEL COMMUNICATIONS	126.78	0.00
					Journal Entry Total:	126.78	126.78
CD-333	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9532 Overnite	0.00	103.79
			01-2031-00	Accts Payable - Post Petition	Ck:9532 Overnite	103.79	0.00
					Journal Entry Total:	103.79	103.79
CD-334	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9533 Ruggiero, John	0.00	53.91
			01-2031-00	Accts Payable - Post Petition	Ck:9533 Ruggiero, John	53.91	0.00
					Journal Entry Total:	53.91	53.91
CD-335	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9534 Time Warner TeleCom	0.00	900.22
			01-2031-00	Accts Payable - Post Petition	Ck:9534 Time Warner TeleCom	900.22	0.00
					Journal Entry Total:	900.22	900.22
CD-336	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9535 UNITED PARCEL SERVICE	0.00	117.20
			01-2031-00	Accts Payable - Post Petition	Ck:9535 UNITED PARCEL SERVICE	85.83	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9535 UNITED PARCEL SERVICE	31.37	0.00
					Journal Entry Total:	117.20	117.20
CD-337	02/21/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2212003 Oh, Jonathan	0.00	3,191.33
			01-2031-00	Accts Payable - Post Petition	Ck:2212003 Oh, Jonathan	837.81	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:2212003 Oh, Jonathan	1,759.77	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:2212003 Oh, Jonathan	593.75	0.00
					Journal Entry Total:	3,191.33	3,191.33
CD-339	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2130300 3M FAS3012	0.00	2,550.00
			01-2031-00	Accts Payable - Post Petition	Ck:2130300 3M FAS3012	2,550.00	0.00
					Journal Entry Total:	2,550.00	2,550.00
CD-381	02/13/03	2003/2	01-1025-00	Cash - Bank of America	Ck:2130301 FOAM PRODUCTS CORP.	0.00	3,670.00
			01-2031-00	Accts Payable - Post Petition	Ck:2130301 FOAM PRODUCTS CORP.	3,670.00	0.00
					Journal Entry Total:	3,670.00	3,670.00
CD-383	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9536 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:9536 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	7,572.00	7,572.00
CD-384	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9537 Bowne	0.00	207.00
			01-2031-00	Accts Payable - Post Petition	Ck:9537 Bowne	207.00	0.00
					Journal Entry Total:	207.00	207.00
CD-385	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9538 CITY OF WINSTON-SALEM	0.00	5.04
			01-2031-00	Accts Payable - Post Petition	Ck:9538 CITY OF WINSTON-SALEM	5.04	0.00

Prog: glr15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/2 Ending: 02/28/03

Page: 4
Date: 03/11/03
Time: 5:06 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	5.04	5.04
CD-386	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9539 Duke Power	0.00	1,207.01
			01-2031-00	Accts Payable - Post Petition	Ck:9539 Duke Power	1,207.01	0.00
					Journal Entry Total:	1,207.01	1,207.01
CD-387	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9540 Ivey,McClellan,Gatton	0.00	20,667.00
			01-2031-00	Accts Payable - Post Petition	Ck:9540 Ivey,McClellan,Gatton	10,000.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9540 Ivey,McClellan,Gatton	10,667.00	0.00
					Journal Entry Total:	20,667.00	20,667.00
CD-388	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9541 McCrosson, Douglas	0.00	1,626.15
			01-2031-00	Accts Payable - Post Petition	Ck:9541 McCrosson, Douglas	1,626.15	0.00
					Journal Entry Total:	1,626.15	1,626.15
CD-389	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9542 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:9542 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:9542 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-390	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9543 TWIN CITY WAREHOUSES,I	0.00	745.48
			01-2031-00	Accts Payable - Post Petition	Ck:9543 TWIN CITY WAREHOUSES,I	745.48	0.00
					Journal Entry Total:	745.48	745.48
CD-391	02/28/03	2003/2	01-1025-00	Cash - Bank of America	Ck:9544 UNITED PARCEL SERVICE	0.00	131.09
			01-2031-00	Accts Payable - Post Petition	Ck:9544 UNITED PARCEL SERVICE	131.09	0.00
					Journal Entry Total:	131.09	131.09
					CD Journal Totals:	144,320.26	144,320.26
					Report Totals:	144,320.26	144,320.26

ACH - PAYROLL 31785.99
BANK SVCE CHARGES 342.43
LESS:
VOIDED CHECKS (3) (5228.65)
INS. REIMBURSE. (3430.32)
FEB DISBURSEMENTS 167,790.21

CASH DISBURSEMENTS

BANK OF AMERICA

000 683 508 534 = 167,774.46
000 683 508 987 = 15.75

FRISBY TECHNOLOGIES, INC.
Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables — Post Petition — see attached	$61,457.44

1/31/2003	Interest on Pre Petition Debt — from 1/17 to 1/31/03	$5,966.88
	from 2/1 — 2/28/03	11,138.16

	Total	17,105.04

1/21/2003	D-I-P Financing	$50,000.00
1/30/2003	D-I-P Financing	50,000.00

	Total D-I-P Financing	$100,000.00

2/28/2003	Accrued Payroll	$624.37

	Total Post Petition Debts Remaining Unpaid	$179,186.85

Prog: ADR40
User: aggie

TRADE PAYABLES

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 02/28/03(By Due Date)

POST PETITION

Page: 1
Date: 03/12/03
Time: 4:38 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor: ADP CHAR ADP, INC									
658833	02/28/03	03/07/03	162.06						payroll prep
Vendor Total:	162.06		162.06	.00	.00	.00	.00	.00	
Vendor: AETNAUS AETNA U.S. HEALTHCARE									
02142003	02/14/03	03/16/03	3,377.45						EE benefits
Vendor Total:	3,377.45		3,377.45	.00	.00	.00	.00	.00	
Vendor: AETNAUS2 AETNA U.S. HEALTHCARE									
02142003	02/14/03	03/16/03	382.73						EE benefits
Vendor Total:	382.73		382.73	.00	.00	.00	.00	.00	
Vendor: AMERTRAN AMERICAN STOCK TRANSFER AND TR									
280298A	01/01/03	01/31/03		362.90					transfer agent
282528	02/01/03	03/03/03	750.00						
Vendor Total:	1,112.90		750.00	362.90	.00	.00	.00	.00	
Vendor: Aramark Aramark									
406196	02/27/03	03/09/03	59.92						office supplies
Vendor Total:	59.92		59.92	.00	.00	.00	.00	.00	
Vendor: BELLSOUT BELLSOUTH									
01042003A	01/04/03	02/03/03		46.06					telephone
02042003	02/04/03	03/06/03	94.38						
Vendor Total:	140.44		94.38	46.06	.00	.00	.00	.00	
Vendor: Cintas Cintas									
045698050	02/14/03	03/16/03	57.39						cleaning
Vendor Total:	57.39		57.39	.00	.00	.00	.00	.00	
Vendor: FVKG Freudenberg Vliesstoffe KG									
9662202	02/07/03	03/09/03	9,676.00						raw materials
9662202cm DM	02/07/03	02/07/03		1.00-					
9666975	02/21/03	03/23/03	25,812.50						
9666975AdjDM	02/21/03	02/21/03		12.50-					
Vendor Total:	35,475.00		35,488.50	13.50-	.00	.00	.00	.00	
Vendor: globalDo Global DocuGraphiX									
2887665	02/10/03	03/02/03	207.51						office supplies
Vendor Total:	207.51		207.51	.00	.00	.00	.00	.00

Prog: APR40
User: aggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 02/28/03(By Due Date)

Page: 2
Date: 03/12/03
Time: 4:38 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	Note
Vendor: HOMEDEP HOME DEPOT									
4141328	02/12/03	03/14/03	19.16						maint. supplies
Vendor Total:	19.16		19.16	.00	.00	.00	.00	.00	
Vendor: NETWORK NETWORK SOLUTIONS, INC.									
02112003	02/11/03	03/13/03	35.00						office expense
Vendor Total:	35.00		35.00	.00	.00	.00	.00	.00	
Vendor: NEXTEL NEXTEL COMMUNICATIONS									
021603/18A	02/16/03	02/16/03		475.42					telephone
Vendor Total:	475.42		.00	475.42	.00	.00	.00	.00	
Vendor: overnite Overnite									
373051630	02/19/03	03/14/03	477.12						freight
Vendor Total:	477.12		477.12	.00	.00	.00	.00	.00	
Vendor: PERS PERS									
46060	02/14/03	02/24/03		189.50					shipping expense
Vendor Total:	189.50		.00	189.50	.00	.00	.00	.00	
Vendor: PITNEY PITNEY BOWES INC.									
02132003	02/13/03	03/15/03	75.57						postage
Vendor Total:	75.57		75.57	.00	.00	.00	.00	.00	
Vendor: RADAR RADAR SECURITY ALARM, INC.									
167551A	01/01/03	01/31/03		244.66					alarm service/monitoring
Vendor Total:	244.66		.00	244.66	.00	.00	.00	.00	
Vendor: SALEM SALEM BUSINESS PARK, L.L.C.									
2402A	01/01/03	01/11/03			945.06				whse. rent
Vendor Total:	945.06		.00	.00	945.06	.00	.00	.00	
Vendor: Taylor Taylor Maid									
717	02/28/03	03/10/03	200.00						cleaning service
Vendor Total:	200.00		200.00	.00	.00	.00	.00	.00	
Vendor: TimeWarn Time Warner TeleCom									
02152003	02/15/03	03/14/03	1,451.06						telephone

Prog: APR40
User: aggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 02/28/03(By Due Date)

Page: 3
Date: 03/12/03
Time: 4:38 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor Total:		1,451.06	1,451.06	.00	.00	.00	.00	.00	
Vendor: tri-lif Tri-Lift, Inc.									
Y47539	01/23/03	01/23/03			36.87				equip. maintenance
Vendor Total:		36.87	.00	.00	36.87	.00	.00	.00	
Vendor: TWIN	TWIN CITY WAREHOUSES, INC.								
0248719	02/28/03	02/28/03	5.00						handling charges
0248720	02/28/03	02/28/03	30.00						
Vendor Total:		35.00	35.00	.00	.00	.00	.00	.00	
Vendor: UNITEDPA UNITED PARCEL SERVICE									
X67716083	02/22/03	03/04/03	171.80						freight
Vendor Total:		171.80	171.80	.00	.00	.00	.00	.00	
Vendor: verizon* Verizon									
02192003	02/19/03	03/17/03	230.20						telephone
Vendor Total:		230.20	230.20	.00	.00	.00	.00	.00	
Vendor: VisibleG Visible Goth, LLC									
2002-17	01/15/03	01/29/03			14,874.30				office rent
2002-18pos	01/20/03	01/30/03		388.80					
Vendor Total:		15,263.10	.00	388.80	14,874.30	.00	.00	.00	
Vendor: WASTE	WASTE MANAGEMENT								
6172832118	01/01/03	01/01/03			66.72				garbage
Vendor Total:		66.72	.00	.00	66.72	.00	.00	.00	
Vendor: wheelerp Wheeler, Paige									
01172003	01/17/03	01/17/03			503.70				travel expenses
Vendor Total:		503.70	.00	.00	503.70	.00	.00	.00	
Vendor: Wilson P Wilson Pest Control									
1218265A	01/02/03	01/02/03			62.10				pest control
Vendor Total:		62.10	.00	.00	62.10	.00	.00	.00	
Report Totals:		61,457.44	43,274.85	1,693.84	16,488.75	.00	.00	.00

Bank of America
A/C 000683508534
28-Feb-03

		PER BANK				PER BOOK

2/28/03	operating	99,304.63			GL a/c # 01-1025-00

Balance Per Bank Stmt		99,304.63			Balance per G/L @ 2/28/03	65,141.43

Add:					Unposted deposits:
Deposits in Transit		—			Unposted charges:

Total Dep. In Transit		—

Subtract:
Outstanding Checks	Ck #
	5966	34.42
	8638	129.83
	9089	30.00
	9305	127.40
	9519	180.56
	9527	677.53
	9530	270.00
	9531	126.78
	9533	53.91
	9535	117.20
	9536	7,572.00
	9537	207.00
	9538	5.04
	9539	1,207.01
	9540	20,667.00
	9541	1,626.15
	9542	254.80
	9543	745.48
	9544	131.09

Total OS Checks		34,163.20

Ending Balance		65,141.43			Ending Balance	65,141.43

			Difference	—

Bank of America

Bank of America, N.A.
P.O. Box 1091
Charlotte, N.C. 28254-3489

1.800.325.4296

Page 1 of 3
Account Number: 0006 8350 8534
E 0 0 C Enclosures 40 51
Statement Period
02/01/03 through 02/28/03 001864

00007034 4 SP 1.060 12 01001 001 SCM999 I123
FRISBY TECHNOLOGIES, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Full Analysis Business Checking

Account Summary Information

Statement Period	02/01/03 through 02/28/03	Statement Beginning Balance	84,779.15
Number of Deposits/Credits	13	Amount of Deposits/Credits	184,247.73
Number of Withdrawals/Debits	49	Amount of Withdrawals/Debits	169,722.25
		Statement Ending Balance	99,304.63
Number of Enclosures	40	Average Ledger Balance	135,166.75
Number of Days in Cycle	28	Service Charge	327.18

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
02/05		3,242.47	Wire Type:Wire IN Date: 020503 Time:0834 Et Trn:030205003922 Fdref/Seq:Fts0302044007400/000456 Orig:Omnipel Technologies Srl Snd Bk:Bank Of New Y Ork ID:021000018 Pmt Det:Invoice No.13936 Datet 5/ 31/02 .No.13988 Dated 6/17/02-No.14283 Dated9/24/0	903702050003922
02/06		13,914.00	Wire Type:Wire IN Date: 020603 Time:1501 Et Trn:030206025777 Fdref/Seq:030206008783/002176 Orig:Otto Bock Health Care Ope ID:000104756818449 Snd Bk:U. S. Bank Minneapolis ID:091000022 Pmt Det:PO No 4500462109	903702060025777
02/10		144,957.50	Wire Type:Book IN Date:021003 Time:1759 Et Trn:030210040196 Senders Ref:030210040192 Orig:Norbut Law Firm Trust Acc ID:50398700 Snd Bk: Wax/Nex Clearing Account ID:1070811998800 Pmt Det: /Rfb/01030210007429	903702100040196
02/11		1,099.83	Deposit	813006400194328
02/12		11,855.00	Wire Type:Wire IN Date: 021203 Time:0709 Et Trn:030212000339 Fdref/Seq:S0730431347001/000653 Orig:April Shower Corp Snd Bk:Citibank N.A. ID:021 000089 Pmt Det:Settle Payment For Inv No Pf02 10 0 3 PO No Coa3 2010 Less Charges - Charlotte NC	903702120000339
02/13		586.48	Deposit	813006100328839
02/18		1,756.59	Deposit	813006400513721
02/19		1,312.92	Deposit	813006100493146

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 2 of 3
Account Number: 0006 8350 8534
E 0 0 C Enclosures 40 51
Statement Period
02/01/03 through 02/28/03 0018643

Full Analysis Business Checking

Deposits and Credits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
02/19		292.12	Wire Type:Intl IN Date:021903 Time:1037 Et Trn:030219009202 Senders Ref:030219041066 Orig:Muraspec Pmt Det:/Rfb/7X19023Hc1901781Pro For MA Inv 14489 18 Feb 03Mappolonia /Ins/Midlgb22	903702190009202
02/20		130.00	Wire Type:Intl IN Date:022003 Time:1206 Et Trn:030220015544 Senders Ref:030220051206 Orig:Muraspec Pmt Det:/Rfb/7X20023Hc2005279Invoice 14353 /Ins/Midlgb22	903702200015544
02/21		1,275.00	Wire Type:Wire IN Date: 022103 Time:0705 Et Trn:030221000352 Fdref/Seq:030219016066/000731 Orig:Tomasoni Topsail Spa ID:ID/9/Ac- Snd Bk:Ameri Can Express Centurion Ba ID:124071889 Pmt Det:0302 19 7746124/Iinv N Tom 2002 11 06 $25.00 Fee Deduct	903702210000352
02/26		320.02	Wire Type:Intl IN Date:022603 Time:0736 Et Trn:030226003088 Fdref/Seq:030226019281/000420 Orig:Human Tech Plus Snd Bk:Union Bank Of Californ IA Int' ID:026005050 Pmt Det:1006Ot300104 14447,14 444 /Cableben/ /Tele/	903702260003088
02/28		3,505.80	Deposit	813006100705246

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
9223	105.00	02/10	813006300420229	9510	254.80	02/21	813006600136754
9480 *	68.09	02/19	813006700417240	9511	207.45	02/25	813006400676483
9489 *	72.58	02/11	813006400126083	9512	735.55	02/21	813007401559582
9490	41.75	02/07	813006500688039	9513	6,151.49	02/21	813007401624359
9491	7,572.00	02/05	813007401685753	9514	1,953.13	02/25	813006700887994
9492	103.23	02/07	813006400136830	9515	1,558.26	02/20	813006700695812
9493	10,000.00	02/06	813007401797852	9516	34.56	02/25	813006600117423
9494	1,069.34	02/11	813006400137152	9517	126.29	02/24	813006600579924
9498 *	699.00	02/21	813006700168048	9518	7,572.00	02/21	813007401574226
9499	80.00	02/13	813007401716153	9520 *	123.67	02/27	813006500413748
9500	10,000.00	02/19	813007401333332	9521	3,377.45	02/28	813006700658917
9501	254.80	02/18	813007200347769	9522	1,530.92	02/28	813006700641932
9502	200.00	02/19	813006600462823	9523	7,572.00	02/26	813007401054753
9503	138.66	02/20	813006500240911	9524	251.00	02/26	813000700213916
9504	7,572.00	02/21	813007401574225	9525	57.35	02/26	813007401048218
9505	375.55	02/19	813006700438877	9526	23.95	02/26	813000700258276
9506	72.56	02/14	813006600467747	9528 *	20,667.00	02/25	813007401889694
9507	214.22	02/24	813006700382627	9529	436.93	02/26	813007401087890
9508	96.42	02/24	813006700428142	9532 *	103.79	02/27	813003810093313
9509	10,000.00	02/19	813007401333333	9534 *	900.22	02/28	813006600622623

* Preceding check (or checks) is outstanding, is included in summary listing, or has been included in a previous statement.

Bank of America

FRISBY TECHNOLOGIES, INC.

Page 3 of 3
Account Number: 0006 8350 8534
E 0 0 C Enclosures 40 61
Statement Period
02/01/03 through 02/28/03 0018644

Full Analysis Business Checking

Withdrawals and Debits - Continued

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
02/03		13,327.03	Adp TX/Fincl Svc;Des=adp - Tax ;ID=42Cmn 7858188Vv Eff Date: 030203;Indn:Frisby Technologies IN	902330344957483
02/06		7,650.00	Wire Type:Wire Out Date:020603 Time:1624 Et Trn:030206031687 Fdref/Seq:030206031687/000865 Bnf:3M Company ID:0000030103 Bnf Bk:Wells Fargo Ba Nk Minnes ID:091000019 Pmt Det:Invoice #Mr45152	903702060031687
02/12		16,278.46	Wire Type:Wire Out Date:021203 Time:1150 Et Trn:030212012675 Fdref/Seq:030212012675/000341 Bnf:Adp ID:9102628675 Bnf Bk:Jpmorgan Chase Bank ID:021000021 Pmt Det:Frisby-Cmn	903702120012675
02/13		4,847.71	Wire Type:Wire Out Date:021303 Time:1207 Et Trn:030213014239 Fdref/Seq:030213014239/000336 Bnf:Tpa000107 ID:2700000017 Bnf Bk:Matrix Capital Bank ID:312270418 Pmt Det:Ref Frisby Technology IN C Retirement Plan 4027 Acct#07C01956 Jan 2003 PR D	903702130014239
02/13		3,670.00	Wire Type:Wire Out Date:021303 Time:1128 Et Trn:030213012280 Fdref/Seq:030213012280/000307 Bnf:Phone Products Corp ID:81387113 Bnf Bk:Southtr Ust Bank Of Geor ID:061000256 Pmt Det:Inv. 00050	903702130012280
02/13		2,550.00	Wire Type:Wire Out Date:021303 Time:1127 Et Trn:030213012211 Fdref/Seq:030213012211/000304 Bnf:3 M Company ID:0000030103 Bnf Bk:Wells Fargo B Ank Minnes ID:091000019 Pmt Det:Inv. Mr45271	903702130012211
02/21		3,191.33	Wire Type:Wire Out Date:022103 Time:1202 Et Trn:030221015658 Fdref/Seq:030221015658/000331 Bnf:Jonathan OH ID:60026958 Bnf Bk:Citibank N.A. ID:021000089 Pmt Det:Ref Expense Reimbursement $2, 597.58$593.75 Commission	903702210015658
02/24		327.18	Jan 03 Acct Analysis Charge	940302240000001
02/26		15,507.53	Wire Type:Wire Out Date:022603 Time:1511 Et Trn:030226028269 Fdref/Seq:030226028269/000692 Bnf:Adp ID:9102628675 Bnf Bk:Jpmorgan Chase Bank ID:021000021 Pmt Det:Frisby Technologies Cmn	903702260028269

Daily Ledger Balances

Date	Balance	Date	Balance	Date	Balance
02/01	84,779.15	02/12	203,628.56	02/24	148,225.76
02/03	71,452.12	02/13	193,067.33	02/25	125,363.62
02/05	67,122.59	02/14	192,994.77	02/26	101,834.88
02/06	63,386.59	02/18	194,496.56	02/27	101,607.42
02/07	63,241.61	02/19	175,457.96	02/28	99,304.63
02/10	208,094.11	02/20	173,891.04		
02/11	208,052.02	02/21	148,989.87

Extreme Comfort, Inc.
Bank of America	GL a/c # 03-1025-00
A/C 000683508987
Feb 2003

2/28/03	Balance per bank stmt	2,601.59	Balance per G/L @ 2/28/03	2,420.72

Add:
Deposits in Transit

	Subtotal	2,601.59

Subtract:
Outstanding Checks	Ck # 1751 1790 Total O/S Checks	(140.97) (39.90) (180.87)	Difference —
	Ending Balance	2,420.72

Bank of America, N.A.
P.O. Box 25118
Tampa, FL 33622-5118

Account Reference Information
Account Number:0006 8350 8987
Z 0 0 C Enclosures 0
Statement Period
02/01/03 through 02/28/03

EXTREME COMFORT, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Customer Service:
Bank of America, N.A.
P.O. Box 25118
Tampa, FL 33622-5118
1.800.765.8686 Express Service

Page 1 of 1

Full Analysis Business Checking

Account Summary Information

Statement Period	02/01/03 through 02/28/03	Statement Beginning Balance	2,617.34
Number of Deposits/Credits	0	Amount of Deposits/Credits	0.00
Number of Withdrawals/Debits	1	Amount of Withdrawals/Debits	15.75
		Statement Ending Balance	2,601.59
Number of Enclosures	0	Average Ledger Balance	2,614.52
Number of Days in Cycle	28	Service Charge	15.75

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
02/24		15.75	Jan 03 Acct Analysis Charge	940302240000001

Daily Ledger Balances

Date	Balance	Date	Balance
02/01	2,617.34	02/24	2,601.59